Exhibit 33.7

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2015 (the “Period”).

Platform: The platform consists of residential mortgage-backed securities (“RMBS”) transactions backed by pools of residential mortgage loans and commercial mortgage-backed securities (“CMBS”) transactions backed by pools of commercial mortgage loans, in each case for which the Company provides document custody services and where the RMBS and CMBS transactions were either (a) publicly-issued pursuant to a registration statement under the Securities Act of 1933 on or after January 1, 2006, or (b) privately-issued pursuant to an exemption from registration on or after January 1, 2006 where the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions where the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government sponsored entity, other than certain securitizations of residential mortgage loan transactions issued, sponsored and/or guaranteed by the Federal Deposit Insurance Company (the “Document Custody Platform”). Appendix A identifies the individual transactions defined by Management as constituting the Document Custody Platform for the Period.

Applicable Servicing Criteria: Management has determined that the servicing criteria set forth in Item 1122(d)(1)(ii), 1122(d)(1)(iv), 1122(d)(4)(i), 1122(d)(4)(ii) and 1122(d)(4)(iii) are applicable to the Company’s obligations in the related transaction agreements with respect to the Document Custody Platform for the Period; provided however that, with respect to the Document Custody Platform, servicing criterion 1122(d)(4)(iii) is applicable only as it relates to the Company’s obligation to review and maintain the required loan documents related to any additions, removals or substitutions in accordance with the transaction agreements (the “Applicable Servicing Criteria”). Management has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Document Custody Platform.

With respect to the Document Custody Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. With respect to applicable servicing criteria 1122(d)(1)(ii) and 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the Document Custody Platform, because there were no occurrences of events that would require the Company to perform such activities.

4. Based on such assessment for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/s/ Shari L. Gillund
Shari L. Gillund

Title:	Senior Vice President

Dated:	February 26, 2016

2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name

ABFC 2006-HE1	ABFC 2006-HE1 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1

ABFC 2006-OPT1	ABFC 2006-OPT1 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT1

ABFC 2006-OPT2	ABFC 2006-OPT2 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT2

ABFC 2006-OPT3	ABFC 2006-OPT3 Trust Asset-Backed Funding Corporation Asset-Backed Certificates, Series 2006-OPT3

ABFC 2007-WMC1	ABFC 2007-WMC1 Trust Asset Backed Funding Corporation Asset Backed Certificates, Series 2007-WMC1

ABSC 2006-HE3	ASSET BACKED SECURITIES CORPORATION HOME EQUITY LOAN TRUST, SERIES OOMC 2006-HE3 ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES OOMC 2006-HE3

ABSC 2006-HE5	ASSET BACKED SECURITIES CORPORATION HOME EQUITY LOAN TRUST, SERIES OOMC 2006-HE5 ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES OOMC 2006-HE5

ACE 2006-ASAP1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP1 Asset-Backed Pass-Through Certificates

ACE 2006-ASAP2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP2 Asset-Backed Pass-Through Certificates

ACE 2006-ASAP3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP3 Asset-Backed Pass-Through Certificates

ACE 2006-ASAP4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP4 Asset-Backed Pass-Through Certificates

ACE 2006-ASAP5	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP5 Asset-Backed Pass-Through Certificates

ACE 2006-ASAP6	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASAP6 Asset-Backed Pass-Through Certificates

ACE 2006-ASL1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-ASL1 Asset-Backed Pass-Through Certificates

ACE 2006-CW1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-CW1 Asset-Backed Pass-Through Certificates

ACE 2006-FM1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1 Asset-Backed Pass-Through Certificates

ACE 2006-FM2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM2 Asset-Backed Pass-Through Certificates

ACE 2006-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1 Asset-Backed Pass-Through Certificates

ACE 2006-HE2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE2 Asset-Backed Pass-Through Certificates

ACE 2006-HE3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE3 Asset-Backed Pass-Through Certificates

ACE 2006-HE4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE4 Asset-Backed Pass-Through Certificates

ACE 2006-OP1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP1 Asset-Backed Pass-Through Certificates

ACE 2006-OP2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP2 Asset-Backed Pass-Through Certificates

ACE 2006-SD1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD1 Asset-Backed Pass-Through Certificates

ACE 2006-SD2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD2 Asset-Backed Pass-Through Certificates

ACE 2006-SD3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SD3 Asset-Backed Pass-Through Certificates

ACE 2006-SL1	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL1 Asset-Backed Pass-Through Certificates

ACE 2006-SL2	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL2 Asset-Backed Pass-Through Certificates

ACE 2006-SL3	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL3 Asset-Backed Pass-Through Certificates

ACE 2006-SL4	ACE Securities Corp. Home Equity Loan Trust, Series 2006-SL4 Asset-Backed Pass-Through Certificates

ACE 2007-ASAP1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP1 Asset-Backed Pass-Through Certificates

ACE 2007 ASAP2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2 Asset-Backed Pass-Through Certificates

ACE 2007-ASL1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASL1 Asset-Backed Pass-Through Certificates

ACE 2007-D1	ACE Securities Corp. Mortgage Loan Trust , Series 2007-D1

ACE 2007-HE1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE1 Asset-Backed Pass-Through Certificates

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
ACE 2007-HE2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE2 Asset-Backed Pass-Through Certificates

ACE 2007-HE3	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE3 Asset-Backed Pass-Through Certificates

ACE 2007-HE4	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4 Asset-Backed Pass-Through Certificates

ACE 2007-HE5	ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE5 Asset-Backed Pass-Through Certificates

ACE 2007-SL1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL1 Asset-Backed Pass-Through Certificates

ACE 2007-SL2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-SL2 Asset-Backed Pass-Through Certificates

ACE 2007-WM1	ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM1 Asset-Backed Pass-Through Certificates

ACE 2007-WM2	ACE Securities Corp. Home Equity Loan Trust, Series 2007-WM2 Asset-Backed Pass-Through Certificates

ARMT 2006-2	Adjustable Rate Mortgage Trust 2006-2 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2

ARMT 2006-3	Adjustable Rate Mortgage Trust 2006-3 Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-3

BAC 2006-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-3

BAC 2006-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-4

BAC 2006-6	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-6

BAC 2007-2	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-2

BAC 2007-3	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-3

BAC 2007-4	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-4

BAC 2007-5	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-5

BACM 2008-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-1

BACM 2008-LS1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2008-LS1

BAFC 2006-B	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-B

BAFC 2006-C	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-C

BAFC 2006-E	Banc of America Funding Corporation, Mortgage Pass-Through Certificates Series 2006-E

BANC OF AMER 2006-1	Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-1

BARCBCAP 2007AA1	BCAP TRUST LLC 2007-AA1 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-AA1

BARCBCAP 2007AA2	BCAP TRUST LLC 2007-AA2 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-AA2

BARCBCAP 2007AA3	BCAP TRUST LLC 2007-AA3 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-AA3

BARCBCAP 2007AA4	BCAP TRUST LLC 2007-AA4 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-AA4

BARCBCAP 2007AB1	BCAPB TRUST LLC 2007-AB1 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-AB1

BARCSABR2006FR4	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2006-FR4 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-FR4

BARCSABR 2006WM4	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2006-WM4 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-WM4

BARCSABR 2007BR2	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2007-BR2 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-BR2

BARCSABR 2007BR3	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2007-BR3 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-BR3

BARCSABR 2007-HE1	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2007-HE1 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-HE1

BCAP 2006-AA1	BCAP Trust LLC 2006-AA1 Mortgage Pass-Through Certificates Series 2006-AA1

BCAP 2006-AA2	BCAP Trust LLC 2006-AA2 Mortgage Pass-Through Certificates Series 2006-AA2

BCAP 2007-AA5	BCAP Trust LLC 2007-AA5 Mortgage Pass-Through Certificates Series 2007-AA5

BEARBSMF 2006SL1	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL1 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL1

BEARBSMF 2006SL2	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL2 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL2

BEARBSMF 2006SL3	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL3 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL3

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
BEARBSMF 2006SL4	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL4 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL4

BEARBSMF 2006SL5	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL5 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL5

BEARBSMF 2006SL6	BEAR STEARNS MORTGAGE FUNDING TRUST 2006-SL6 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-SL6

BEARBSMF 2007SL1	BEAR STEARNS MORTGAGE FUNDING TRUST 2007-SL1 MORTGAGE-BACKED CERTIFICATES, SERIES 2007-SL1

BEARBSMF 2007SL2	BEAR STEARNS MORTGAGE FUNDING TRUST 2007-SL2 MORTGAGE-BACKED CERTIFICATES, SERIES 2007-SL2

BEARBSSLT 20071	BEAR STEARNS ASSET BACKED SECURITIES I LLC BEAR STEARNS SECOND LIEN TRUST 2007-1, MORTGAGE-BACKED NOTES, SERIES 2007-1

BEARPRIME 20062	STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. PRIME MORTGAGE TRUST, CERTIFICATES SERIES 2006-2

BEARPRIME 20071	STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. PRIME MORTGAGE TRUST, CERTIFICATES SERIES 2007-1

BEARPRIME 20072	STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. PRIME MORTGAGE TRUST, CERTIFICATES SERIES 2007-2

BEARPRIME 20073	STRUCTURED ASSET MORTGAGE INVESTMENTS II INC. PRIME MORTGAGE TRUST, CERTIFICATES SERIES 2007-3

BEARSACO 200610	SACO I TRUST 2006-10 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-10

BEARSACO 20062	SACO I TRUST 2006-2 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-2

BEARSACO 20063	SACO I TRUST 2006-3 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-3

BEARSACO 20064	SACO I TRUST 2006-4 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-4

BEARSACO 20065	SACO I TRUST 2006-5 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-5

BEARSACO 20066	SACO I TRUST 2006-6 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-6

BEARSACO 20067	SACO I TRUST 2006-7 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-7

BEARSACO 20069	SACO I TRUST 2006-9 MORTGAGE-BACKED CERTIFICATES, SERIES 2006-9

BEARSACO 20072	SACO I TRUST 2007-2 MORTGAGE-BACKED CERTIFICATES, SERIES 2007-2

BOAALT 2006-2	Banc of America Alternative Loan Trust 2006-2 Mortgage Pass-Through Certificates Series 2006-2

BOAALT 2006-3	Banc of America Alternative Loan Trust 2006-3 Mortgage Pass-Through Certificates Series 2006-3

BOAALT 2006-4	Banc of America Alternative Loan Trust 2006-4 Mortgage Pass-Through Certificates Series 2006-4

BOAALT 2006-5	Banc of America Alternative Loan Trust 2006-5 Mortgage Pass-Through Certificates Series 2006-5

BOAALT 2006-6	Banc of America Alternative Loan Trust 2006-6 Mortgage Pass-Through Certificates Series 2006-6

BOAALT 2006-7	Banc of America Alternative Loan Trust 2006-7 Mortgage Pass-Through Certificates Series 2006-7

BOAALT 2006-8	Banc of America Alternative Loan Trust 2006-8 Mortgage Pass-Through Certificates Series 2006-8

BOAALT 2006-9	Banc of America Alternative Loan Trust 2006-9 Mortgage Pass-Through Certificates Series 2006-9

BOAALT 2007-1	Banc of America Alternative Loan Trust 2007-1 Mortgage Pass-Through Certificates Series 2007-1

BOAALT 2007-2	Banc of America Alternative Loan Trust 2007-2 Mortgage Pass-Through Certificates Series 2007-2

BOALT 2006-1	Banc of America Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates Series 2006-1

BOAMS 2006-1	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-1

BOAMS 2006-2	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-2

BOAMS 2006-3	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-3

BOAMS 2006-A	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-A

BOAMS 2006-B	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-B

BOAMS 2007-1	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-1

BOAMS 2007-2	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-2

BOAMS 2007-3	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-3

BOAMS 2007-4	Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2007-4

BSAAT 2007-01	Bear Stearns ALT-A Trust II Mortgage Pass-Through Certificates Series 2007-1

BSABS 2006-2	Bear Stearns Asset-Backed Securities Trust 2006-2 Asset-Backed-Certificates Series 2006-2

BSABS 2006-3	Bear Stearns Asset-Backed Securities Trust 2006-3 Asset-Backed Certificates Series 2006-3

BSABS 2006-4	Bear Stearns Asset-Backed Securities Trust 2006-4 Asset-Backed Certificates Series 2006-4

BSABS 2006-AC1	Bear Stearns Asset-Backed Securities I Trust 2006-AC1 Asset-Backed Certificates Series 2006-AC1

BSABS 2006-AC2	Bear Stearns Asset-Backed Securities I Trust 2006-AC2 Asset-Backed Certificates Series 2006-AC2

BSABS 2006-AC3	Bear Stearns Asset-Backed Securities I Trust 2006-AC3 Asset-Backed Certificates Series 2006-AC3

BSABS 2006-AC4	Bear Stearns Asset-Backed Securities I Trust 2006-AC4 Asset-Backed Certificates Series 2006-AC4

BSABS 2006-AC5	Bear Stearns Asset-Backed Securities I Trust 2006-AC5 Asset-Backed Certificates Series 2006-AC5

BSABS 2006-IM1	Bear Stearns Asset-Backed Securities I Trust 2006-IM1 Asset-Backed Certificates Series 2006-IM1

BSABS 2006-SD1	Bear Stearns Asset-Backed Securities Trust 2006-SD1 Asset-Backed Certificates Series 2006-SD1

BSABS 2006-SD2	Bear Stearns Asset-Backed Securities Trust 2006-SD2 Asset-Backed Certificates Series 2006-SD2

BSABS 2006-SD3	Bear Stearns Asset-Backed Securities Trust 2006-SD3 Asset-Backed Certificates Series 2006-SD3

BSABS 2006-SD4	Bear Stearns Asset-Backed Securities Trust 2006-SD4 Asset-Backed Certificates Series 2006-SD4

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
BSABS 2006-ST1	Bear Stearns Asset-Backed Securities I Trust 2006-ST1 Asset-Backed Certificates Series 2006-ST1

BSABS 2007-1	Bear Stearns Asset-Backed Securities Trust 2007-1 Asset-Backed Certificates Series 2007-1

BSABS 2007-2	Bear Stearns Asset-Backed Securities Trust 2007-2 Asset-Backed Certificates Series 2007-2

BSABS 2007-AC1	Bear Stearns Asset-Backed Securities I Trust 2007-AC1 Asset-Backed Certificates Series 2007-AC1

BSABS 2007-AC2	Bear Stearns Asset-Backed Securities I Trust 2007-AC2 Asset-Backed Certificates Series 2007-AC2

BSABS 2007-AC3	Bear Stearns Asset-Backed Securities I Trust 2007-AC3 Asset-Backed Certificates Series 2007-AC3

BSABS 2007-AC4	Bear Stearns Asset-Backed Securities I Trust 2007-AC4 Asset-Backed Certificates Series 2007-AC4

BSABS 2007-AC5	Bear Stearns Asset-Backed Securities I Trust 2007-AC5 Asset-Backed Certificates Series 2007-AC5

BSABS 2007-AC6	Bear Stearns Asset-Backed Securities I Trust 2007-AC6 Asset-Backed Certificates Series 2007-AC6

BSABS 2007-SD1	Bear Stearns Asset-Backed Securities Trust 2007-SD1 Asset-Backed Certificates Series 2007-SD1

BSABS 2007-SD2	Bear Stearns Asset-Backed Securities Trust 2007-SD2 Asset-Backed Certificates Series 2007-SD2

BSABS 2007-SD3	Bear Stearns Asset-Backed Securities Trust 2007-SD3 Asset-Backed Certificates Series 2007-SD3

BSALTA 2006-1	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-1

BSALTA 2006-2	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-2

BSALTA 2006-3	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-3

BSALTA 2006-4	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-4

BSALTA 2006-5	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-5

BSALTA 2006-6	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-6

BSALTA 2006-7	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-7

BSALTA 2006-8	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-8

BSALTA 2007-1	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-1

BSALTA 2007-2	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-2

BSALTA 2007-3	Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2007-3

BSART 2006-1	Bear Stearns ARM Trust, 2006-1, Mortgage-Backed Notes

BSART 2006-2	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2006-2

BSART 2006-4	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2006-4

BSART 2007-1	Bear Stearns ARM Trust, Mortgage Pass-Through Certificates, Series 2007-1

BSART 2007-2	Bear Stearns ARM Trust, 2007-2, Mortgage-Backed Notes

BSART 2007-4	Bear Stearns ARM Trust, Mortgage-Pass-Through Certificates, Series 2007-4

BSART 2007-5	Bear Stearns ARM Trust, Mortgage-Pass-Through Certificates, Series 2007-5

BSMF 2006-AC1	Bear Stearns Mortgage Funding Trust 2006-AC1, Asset-Backed Certificates, Series 2006-AC1

BSMF 2006-AR1	Bear Stearns Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1

BSMF 2006-AR2	Bear Stearns Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2

BSMF 2006-AR3	Bear Stearns Mortgage Funding Trust 2006-AR3, Mortgage Pass-Through Certificates, Series 2006-AR3

BSMF 2006-AR4	Bear Stearns Mortgage Funding Trust 2006-AR4, Mortgage Pass-Through Certificates, Series 2006-AR4

BSMF 2006-AR5	Bear Stearns Mortgage Funding Trust 2006-AR5, Mortgage Pass-Through Certificates, Series 2006-AR5

BSMF 2007-AR1	Bear Stearns Mortgage Funding Trust 2007-AR1, Mortgage Pass-Through Certificates, Series 2007-AR1

BSMF 2007-AR2	Bear Stearns Mortgage Funding Trust 2007-AR2, Mortgage Pass-Through Certificates, Series 2007-AR2

BSMF 2007-AR3	Bear Stearns Mortgage Funding Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3

BSMF 2007-AR4	Bear Stearns Mortgage Funding Trust 2007-AR4, Mortgage Pass-Through Certificates, Series 2007-AR4

BSMF 2007-AR5	Bear Stearns Mortgage Funding Trust 2007-AR5, Mortgage Pass-Through Certificates, Series 2007-AR5

CARRINGTON 2006-FRE1	Carrington Mortgage Loan Trust, Series 2006-FRE1 Asset-Backed Pass-Through Certificates

CARRINGTON 2006-FRE2	Carrington Mortgage Loan Trust, Series 2006-FRE2 Asset-Backed Pass-Through Certificates

CARRINGTON 2006-OPT1	Carrington Mortgage Loan Trust, Series 2006-OPT1 Asset-Backed Pass-Through Certificates

CARRINGTON 2006-RFC1	Carrington Mortgage Loan Trust, Series 2006-RFC1 Asset-Backed Pass-Through Certificates

CARRINGTON 2007-FRE1	Carrington Mortgage Loan Trust, Series 2007-FRE1 Asset-Backed Pass-Through Certificates

CARRINGTON 2007-RFC1	Carrington Mortgage Loan Trust, Series 2007-RFC1 Asset-Backed Pass-Through Certificates

CCMT 2006-C5	Citigroup Commercial Mortgage Trust 2006 -C5 Commercial Mortgage Pass-Through Certificates Series, 2006-C5

CCMT 2007-C6	Citigroup Commercial Mortgage Trust 2007 -C6 Commercial Mortgage Pass-Through Certificates, Series 2007-C6

CCMT 2008-C7	Citigroup Commercial Mortgage Trust 2008-C7 Commercial Mortgage Pass-Through Certificates, Series 2008-C7

CD 2006-CD2	CD 2006-CD2 Commercial Mortgage Pass-Through Certificates

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
CD 2007-CD4	CD 2007-CD4 COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES CD 2007-CD4

CD 2007-CD5	CD 2007-CD5 COMMERCIAL MORTGAGE TRUST COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES CD 2007-CD5

CGCMT-2015-P1	Citigroup Commercial Mortgage Trust 2015 Commercial Mortgage Pass-Through Certificates, Series 2015-P1

CITICMLTI 2006HE3	CITIGROUP MORTGAGE LOAN TRUST INC. ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-HE3

CITICMLTI 2007AR4	CITIGROUP MORTGAGE LOAN TRUST INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-AR4

CITICMLTI 2007AR5	CITIGROUP MORTGAGE LOAN TRUST INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-AR5

CITICMLTI 2007AR8	CITIGROUP MORTGAGE LOAN TRUST INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-AR8

CITICMLTI 2007WFHE2	CITIGROUP MORTGAGE LOAN TRUST INC. ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-WFHE2

CITICMLTI 2007WFHE3	CITIGROUP MORTGAGE LOAN TRUST INC. ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-WFHE3

CITICMLTI 2007WFHE4	CITIGROUP MORTGAGE LOAN TRUST INC. ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-WFHE4

COBALT 2006-C1	COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

COBALT 2007-C2	COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

COBALT 2007-C3	COBALT CMBS Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3

COMM12-CCRE1	COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates

COMM12-CCRE2	COMM 2012-CCRE2 Commercial Mortgage Pass-Through Certificates

COMM12-CCRE4	COMM 2012-CCRE4 Commercial Mortgage Pass-Through Certificates

COMM12-CCRE5	COMM 2012-CCRE5 Commercial Mortgage Pass-Through Certificates

COMM13-CCRE7	COMM 2013-CCRE7 Commercial Mortgage Pass-Through Certificates

COMM13-LC6	COMM 2013-LC6 Commercial Mortgage Pass-Through Certificates

COMM15-CCRE23	COMM 2015-CCRE23 Commercial Mortgage Pass-Through Certificates

COMM 2006-C7	COMM 2006-C7 Commercial Mortgage Pass-Through Certificates

COMM 2007-C9	COMM 2007-C9 Commercial Mortgage Pass-Through Certificates

COMM 2013-CCRE10	COMM 2013-CCRE10 Commercial Mortgage Pass-Through Certificates

COMM 2013-CCRE12	COMM 2013-CCRE12 Commercial Mortgage Pass-Through Certificates

COMM 2014-CCRE15	COMM 2014-CCRE15 Commercial Mortgage Pass-Through Certificates

COMM 2014-CCRE16	COMM 2014-CCRE16 Commercial Mortgage Pass-Through Certificates

COMM 2014-CCRE18	COMM 2014-CCRE18 Commercial Mortgage Pass-Through Certificates

COMM 2014-CCRE19	COMM 2014-CCRE19 Commercial Mortgage Pass-Through Certificates

COMM 2014-CCRE20	COMM 2014-CCRE20 Commercial Mortgage Pass-Through Certificates

COMM 2014-CCRE21	COMM 2014-CCRE21 Commercial Mortgage Pass-Through Certificates

COMM 2014-LC15	COMM 2014-LC15 Commercial Mortgage Pass-Through Certificates

COMM 2014-LC17	COMM 2014-LC17 Commercial Mortgage Pass-Through Certificates

COMM 2014-UBS3	COMM 2014-UBS3 Commercial Mortgage Pass-Through Certificates

COMM 2014-UBS5	COMM2014-UBS5 Commercial Mortgage Pass-Through Certificates

COMM 2014-UBS6	COMM 2014-UBS6 Commercial Mortgage Pass-Through Certificates

COMM 2015-CCRE24	COMM 2015-CCRE24 Commercial Mortgage Pass-Through Certificates

COMM 2015-CCRE26	COMM 2015-CCRE26 Commercial Mortgage Pass-Through Certificates

COMM 2015-CCRE27	COMM 2015-CCRE27 Commercial Mortgage Pass-Through Certificates

COMM 2015-DC1	COMM 2015-DC1 Commercial Mortgage Pass-Through Certificates

COMM 2015-LC19	COMM 2015-LC19 Commercial Mortgage Pass-Through Certificates

COMM 2015-LC23	COMM 2015-LC23 Commercial Mortgage Pass-Through Certificates

COMM 2015-PC1	COMM 2015-PC1 Commercial Mortgage Pass-Through Certificates

CSAB 2006-1	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-1

CSAB 2006-2	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-2

CSAB 2006-3	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3

CSAB 2006-4	CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4

CSAB 2007-1	CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1

CSAIL 2015-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C1

CSAIL 2015-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
CSAIL2015-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C3

CSAIL2015-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-C4

CSFB 2006-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1

CSFB 2006-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C2

CSFB 2006-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C3

CSFB 2006-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4

CSFB 2006-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C5

CSFB 2007-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C1

CSFB 2007-C2	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2

CSFB 2007-C3	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3

CSFB 2007-C4	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4

CSFB 2007-C5	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C5

CSFB 2008-C1	Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2008-C1

CSMC 2006-1	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-1

CSMC 2006-2	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-2

CSMC 2006-3	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-3

CSMC 2006-4	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-4

CSMC 2006-7	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-7

CSMC 2006-8	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-8

CSMC 2006-9	CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-9

CSMC 2007-1	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-1

CSMC 2007-2	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-2

CSMC 2007-3	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3

CSMC 2007-4	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-4

CSMC 2007-5	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5

CSMC 2007-6	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6

CSMC 2007-7	CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-7

CSMC 2015-GLPA	CSMC 2015-GLPA Commercial Mortgage Pass-Through Certificates, Series 2015-GLPA

CSMC 2015-GLPB	CSMC 2015-GLPB Commercial Mortgage Pass-Through Certificates, Series 2015-GLPB

DBALT 2006-AB1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB1

DBALT 2006-AB2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB2

DBALT 2006-AB3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB3

DBALT 2006-AB4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AB4

DBALT 2006-AF1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AF1

DBALT 2006-AR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR1

DBALT 2006-AR2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR2

DBALT 2006-AR3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR3

DBALT 2006-AR4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR4

DBALT 2006-AR5	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR5

DBALT 2006-AR6	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-AR6

DBALT 2006-OA1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-OA1

DBALT 2007-1	ACE Securities Corp., Mortgage Pass-Through Certificates Series 2007-1

DBALT 2007-2	ACE Securities Corp., Mortgage Pass-Through Certificates Series 2007-2

DBALT 2007-3	ACE Securities Corp., Mortgage Pass-Through Certificates Series 2007-3

DBALT 2007-AB1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AB1

DBALT 2007-AR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR1

DBALT 2007-AR2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR2

DBALT 2007-AR3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-AR3

DBALT 2007-BAR1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-BAR1

DBALT 2007-OA1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA1

DBALT 2007-OA2	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
DBALT 2007-OA3	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA3

DBALT 2007-OA4	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA4

DBALT 2007-OA5	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-OA5

DBALT 2007-RAMP1	Deutsche ALT-A Securities, Inc., Mortgage Pass-Through Certificates, Series 2007-RAMP1

DBUBS 11-LC3	DBUBS 2011-LC3 Commercial Mortgage Pass-Through Certificates

DBWAACE 2006GP1	ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2006-GP1 ASSET BACKED SECURITIES

DLJWABSCRFC 2007HE1	ASSET BACKED SECURITIES CORPORATION HOME EQUITY LOAN TRUST, SERIES RFC 2007-HE1 ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES RFC 2007-HE1

EBLMT 2013-1	EverBank Mortgage Loan Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1

EBMLT 2013-2	EverBank Mortgage Loan Trust 2013-2 Mortgage Pass-Through Certificates, Series 2013-2

FASC 2006-FF16	FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FF16 ASSET-BACKED CERTIFICATES, SERIES 2006-FF16

FASC 2006-FF8	FIRST FRANKLIN MORTGAGE LOAN TRUST 2006-FF8 ASSET-BACKED CERTIFICATES, SERIES 2006-FF8

FF 2006-FF1	First Franklin Mortgage Loan Trust 2006-FF1 Mortgage Pass-Through Certificates Series 2006-FF1

FF 2006-FFH1	First Franklin Mortgage Loan Trust 2006-FFH1 Asset-Backed Certificates, Series 2006-FFH1

FFML 2006-FF11	First Franklin Mortgage Loan Trust 2006-FF11 Mortgage Pass-Through Certificates Series 2006-FF11

FFML 2006-FF5	First Franklin Mortgage Loan Trust 2006-FF5 Mortgage Pass-Through Certificates Series 2006-FF5

FFML 2006-FF7	First Franklin Mortgage Loan Trust 2006-FF7 Mortgage Pass-Through Certificates Series 2006-FF7

FFML 2006-FF9	First Franklin Mortgage Loan Trust 2006-FF9 Mortgage Pass-Through Certificates Series 2006-FF9

FIELDSTONE 2006-1	Fieldstone Mortgage Investment Trust, Series 2006-1, Mortgage-Backed Notes

FIELDSTONE 2006-2	Fieldstone Mortgage Investment Trust, Series 2006-2, Mortgage-Backed Notes

FIELDSTONE 2006-3	Fieldstone Mortgage Investment Trust, Series 2006-3, Mortgage-Backed Notes

FIELDSTONE 2007-1	Fieldstone Mortgage Investment Trust, Series 2007-1, Mortgage-Backed Notes

FREMONT 2006-A	Fremont Home Loan Trust 2006-A, Mortgage-Backed Certificates, Series 2006-A

FREMONT 2006-B P1	Fremont Home Loan Trust 2006-B1, Mortgage-Backed Certificates, Series 2006-B1

FREMONT 2006-B P2	Fremont Home Loan Trust 2006-B2, Mortgage-Backed Certificates, Series 2006-B2

FREMONT 2006-C	Fremont Home Loan Trust 2006-C, Mortgage-Backed Certificates, Series 2006-C

FREMONT 2006-D	Fremont Home Loan Trust 2006-D, Mortgage-Backed Certificates, Series 2006-D

FREMONT 2006-E	Fremont Home Loan Trust 2006-E, Mortgage-Backed Certificates, Series 2006-E

GCMISV 2006-OPT1	SOUNDVIEW HOME LOAN TRUST 2006-OPT1 ASSET-BACKED CERTIFICATES, SERIES 2006-OPT1

GCMISV 2006-OPT2	SOUNDVIEW HOME LOAN TRUST 2006-OPT2 ASSET-BACKED CERTIFICATES, SERIES 2006-OPT2

GCMISV 2006-OPT3	SOUNDVIEW HOME LOAN TRUST 2006-OPT3 ASSET-BACKED CERTIFICATES, SERIES 2006-OPT3

GCMISV 2006-OPT4	SOUNDVIEW HOME LOAN TRUST 2006-OPT4 ASSET-BACKED CERTIFICATES, SERIES 2006-OPT4

GCMISV 2006-OPT5	SOUNDVIEW HOME LOAN TRUST 2006-OPT5 ASSET-BACKED CERTIFICATES, SERIES 2006-OPT5

GCMISV 2007-WMC1	SOUNDVIEW HOME LOAN TRUST 2007-WMC1 ASSET-BACKED CERTIFICATES, SERIES 2007-WMC1

GECMC 2007-C1	GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1

GMAC 2006-C1	GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2006-C1

GRNPT 2006-AR1	GreenPoint Mortgage Funding Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1

GRNPT 2006-AR2	GreenPoint Mortgage Funding Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2

GRNPT 2006-AR3	GreenPoint Mortgage Funding Trust 2006-AR3, Mortgage Pass-Through Certificates, Series 2006-AR3

GS 2006-GG6	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG6

GS 2006-GG8	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2006-GG8

GS 2007-GG10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10

GSAA 2006-10	GSAA Home Equity Trust 2006-10, Asset-Backed Certificates, Series 2006-10

GSAA 2006-14	GSAA Home Equity Trust 2006-14, Asset-Backed Certificates, Series 2006-14

GSAA 2006-16	GSAA Home Equity Trust 2006-16, Asset-Backed Certificates, Series 2006-16

GSAA 2006-18	GSAA Home Equity Trust 2006-18, Asset-Backed Certificates, Series 2006-18

GSAA 2006-8	GSAA Home Equity Trust 2006-8, Asset-Backed Certificates, Series 2006-8

GSAA 2007-10	GSAA Home Equity Trust 2007-10, Asset-Backed Certificates, Series 2007-10

GSAA 2007-4	GSAA Home Equity Trust 2007-4, Asset-Backed Certificates, Series 2007-4

GSAA 2007-5	GSAA Home Equity Trust 2007-5, Asset-Backed Certificates, Series 2007-5

GSAA 2007-6	GSAA Home Equity Trust 2007-6, Asset-Backed Certificates, Series 2007-6

GSAA 2007-7	GSAA Home Equity Trust 2007-7, Asset-Backed Certificates, Series 2007-7

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
GSAA 2007-8	GSAA Home Equity Trust 2007-8, Asset-Backed Certificates, Series 2007-8

GSAA 2007-9	GSAA Home Equity Trust 2007-9, Asset-Backed Certificates, Series 2007-9

GSM 2015-GC28	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC28

GSM 2015-GS1	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1

GSMC 2006-12	GSAA HOME EQUITY TRUST 2006-12 ASSET-BACKED CERTIFICATES, SERIES 2006-12

GSMC 20066	GSAA HOME EQUITY TRUST 2006-6 ASSET-BACKED CERTIFICATES, SERIES 2006-6

GSMC 2006S3	GSAMP Trust 2006-S3 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-S3

GSMCGSR 2007HEL1	GS Mortgage Securities Corp. GSR Trust 2007-HEL 1, Mortgage-Backed Notes, Series 2007-HEL1

GSMS 2013-CJ14	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14

GSMS 2013-GCJ12	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ12

GSMS 2014-GC18	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC18

GSMS 2014-GC20	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC20

GSMS 2014-GC22	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC22

GSMS 2014-GC24	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GC24

GSMS 2015-590M	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-590M

GSMS 2015-GC32	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2015-GC32

GSMSC 12-GC6	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GC6

GSMSC 12GCJ7	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ7

GSMSC 2013-GC10	GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2013-GC10

GSR 2006-5F	GSR Mortgage Loan Trust 2006-5F, Mortgage Pass-Through Certificates, Series 2006-5F

GSR 2006-AR1	GSR Mortgage Loan Trust 2006-AR1, Mortgage Pass-Through Certificates, Series 2006-AR1

GSR 2006-AR2	GSR Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2

GSR 2007-AR1	GSR Mortgage Loan Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1

GSR 2007-AR2	GSR Mortgage Loan Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007-AR2

HALO 2007-2	HSI Asset Loan Obligation Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2

HALO 2007-AR2	HSI Asset Loan Obligation Trust 2007-AR2, Mortgage Pass-Through Certificates, Series 2007-AR2

HARBORVIEW 2007-2	Harborview Mortgage Loan Trust 2007-2 Mortgage Loan Pass-Through Certificates, Series 2007-2

HARBORVIEW 2007-4	Harborview Mortgage Loan Trust 2007-4 Mortgage Loan Pass-Through Certificates, Series 2007-4

HARBORVIEW 2007-7	Harborview Mortgage Loan Trust 2007-7 Mortgage Loan Pass-Through Certificates, Series 2007-7

HASCO 2006-HE1	HSI Asset Securitization Corporation Trust 2006-HE1, Mortgage Pass-Through Certificates, Series 2006-HE1

HASCO 2006-OPT1	HSI Asset Securitization Corporation Trust 2006-OPT1, Mortgage Pass-Through Certificates, Series 2006-OPT1

HASCO 2006-OPT2	HSI Asset Securitization Corporation Trust 2006-OPT2, Mortgage Pass-Through Certificates, Series 2006-OPT2

HASCO 2006-OPT3	HSI Asset Securitization Corporation Trust 2006-OPT3, Mortgage Pass-Through Certificates, Series 2006-OPT3

HASCO 2006-OPT4	HSI Asset Securitization Corporation Trust 2006-OPT4, Mortgage Pass-Through Certificates, Series 2006-OPT4

HASCO 2006-WMC1	HSI Asset Securitization Corporation Trust 2006-WMC1, Mortgage Pass-Through Certificates, Series 2006-WMC1

HASCO 2007-HE1	HSI Asset Securitization Corporation Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1

HASCO 2007-HE2	HSI Asset Securitization Corporation Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2

HASCO 2007-NC1	HSI Asset Securitization Corporation Trust 2007-NC1, Mortgage Pass-Through Certificates, Series 2007-NC1

HASCO 2007-WF1	HSI Asset Securitization Corporation Trust 2007-WF1, Mortgage Pass-Through Certificates, Series 2007-WF1

HEAT 2006-1	Home Equity Pass-Through Certificates, Series 2006-1

HEAT 2006-3	HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2006-3

HEAT 2006-4	HOME EQUITY ASSET TRUST 2006-4 HOME EQUITY PASS-THROUGH CERTIFICATES SERIES 2006-4

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
HEAT 2006-5	HOME EQUITY ASSET TRUST 2006-5 HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2006-5

HEAT 2006-6	HOME EQUITY ASSET TRUST 2006-6 HOME EQUITY PASS-THROUGH CERTIFICATES SERIES 2006-6

HEAT 2006-7	HOME EQUITY ASSET TRUST 2006-7 HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2006-7

HEAT 2006-8	HOME EQUITY ASSET TRUST 2006-8 HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2006-8

HEAT 2007-1	HOME EQUITY ASSET TRUST 2007-1 HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2007-1

HEAT 2007-2	HOME EQUITY ASSET TRUST 2007-2 HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2007-2

HELT 2007-FRE1	Nationstar Funding LLC Home Equity Loan Trust 2007-FRE1

HEMT 20061	HOME EQUITY MORTGAGE TRUST SERIES 2006-1 HOME EQUITY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-1

HEMT 20063	HOME EQUITY MORTGAGE TRUST SERIES 2006-3 HOME EQUITY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3

HEMT 20064	HOME EQUITY MORTGAGE TRUST SERIES 2006-4 HOME EQUITY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-4

HSBAHALO 2006-2	HSI ASSET LOAN OBLIGATION TRUST 2006-2 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-2

HSBAHALO 2007-1	HSI ASSET LOAN OBLIGATION TRUST 2007-1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1

HSBAHALO 2007-AR1	HSI ASSET LOAN OBLIGATION TRUST 2007-AR1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-AR1

HSBAHALO 2007-WF1	HSI ASSET LOAN OBLIGATION TRUST 2007-WF1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-WF1

HSBAHASCO 2006HE2	HSI ASSET SECURITIZATION CORPORATION TRUST 2006-HE2 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE2

HSBAHASCO 2007-OPT	HSI ASSET SECURITIZATION CORPORATION TRUST 2007-OPT1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-OPT1

JPM 2013-C12	JPMBB Commercial Mortgage Securities Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12

JPM 2013-C13	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13

JPM 2013-C14	JPMBB Commercial Mortgage Securities Trust 2013-C14, Commercial Mortgage Pass-Through Certificates, Series 2013-C14

JPM 2013-C15	JPMBB Commercial Mortgage Securities Trust 2013-C15, Commercial Mortgage Pass-Through Certificates, Series 2013-C15

JPM 2013-C16	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-C16

JPM 2014-C18	JPMBB Commercial Mortgage Securities Trust 2014-C18, Commercial Mortgage Pass-Through Certificates, Series 2014-C18

JPM 2014-C19	JPMBB Commercial Mortgage Securities Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19

JPM 2014-C20	J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20, Commercial Mortgage Pass-Through Certificates, Series 2014-C20

JPM 2014-C21	JPMBB Commercial Mortgage Securities Trust 2014-C21, Commercial Mortgage Pass-Through Certificates, Series 2014-C21

JPM 2014-C22	JPMBB Commercial Mortgage Securities Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22

JPM 2014-C23	JPMBB Commercial Mortgage Securities Trust 2014-C23, Commercial Mortgage Pass-Through Certificates, Series 2014-C23

JPM2014-C24	JPMBB Commercial Mortgage Securities Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24

JPM 2014-C26	JPMBB Commercial Mortgage Securities Trust 2014-C26, Commercial Mortgage Pass-Through Certificates, Series 2014-C26

JPM 2015-C27	JPMBB Commercial Mortgage Securities Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27

JPM 2015-C28	JPMBB Commercial Mortgage Securities Trust 2015-C28, Commercial Mortgage Pass-Through Certificates, Series 2015-C28

JPM 2015-C29	JPMBB Commercial Mortgage Securities Trust 2015-C29, Commercial Mortgage Pass-Through Certificates, Series 2015-C29

JPM 2015-C30	JPMBB Commercial Mortgage Securities Trust 2015-C30, Commercial Mortgage Pass-Through Certificates, Series 2015-C30

JPM 2015-C31	JPMBB Commercial Mortgage Securities Trust 2015-C31, Commercial Mortgage Pass-Through Certificates, Series 2015-C31

JPM 2015-C32	JPMBB Commercial Mortgage Securities Trust 2015-C32, Commercial Mortgage Pass-Through Certificates, Series 2015-C32

JPM 2015-C33	JPMBB Commercial Mortgage Securities Trust 2015-C33, Commercial Mortgage Pass-Through Certificates, Series 2015-C33

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
JPM 2015-JP1	JPMCC Commercial Mortgage Securities Trust 2015-JP1, Commercial Mortgage Pass-Through Certificates, Series 2015-JP1

JPMB 2014-C25	JPMBB Commercial Mortgage Securities Trust 2014-C25, Commercial Mortgage Pass-Through Certificates, Series 2014-C25

JPMC 12-CIBX	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, Commercial Mortgage Pass-Through Certificates, Series 2012-CIBX

JPMC 12-LC9	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-LC9, Commercial Mortgage Pass-Through Certificates, Series 2012-LC9

JPMC 13-LC11	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11, Commercial Mortgage Pass-Through Certificates, Series 2013-LC11

JPMC 2011-C5	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5

JPMC 2012-C6	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6

JPMC 2012-C8	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8, Commercial Mortgage Pass-Through Certificates, Series 2012-C8

JPMC 2013-C10	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10

JPMC2013-C17	JPMBB Commercial Mortgage Securities Trust 2013-C17, Commercial Mortgage Pass-Through Certificates, Series 2013-C17

JPMC 2015-HGLR	Houston Galleria Mall Trust 2015-HGLR, Commercial Mortgage Securities Pass-Through Certificates, Series 2015-HGLR

JPMC 2015-WPG	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2015-WPG

JPM CHAS 2006-CIBC16	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16

JPM CHAS 2007-CIBC18	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC18

JPM CHAS 2007-CIBC20	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20

JPM CHASE 2006-LDP6	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-LDP6

JPM CHASE 2007-C1	J.P. Morgan Chase Commercial Mortgage Securities Trust, 2007-C1 Commercial Pass-Through Certificates, Series 2007-C1

JPM CHASE 2007-LDP10	J.P. Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10

JP MORGAN 2006-FL2	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-FL2

JPMORGAN 2006-LDP7	J.P. Morgan Chase Commercial Mortgage Securities Corp. Pass-Through Certificates, Series 2006-LDP7

JP MORGAN 2007-FL1	J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-FL1

LEHMLMT 20062	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-2

LEHMLMT 20064	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-4

LEHMLMT 20068	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-8

LEHMLMT 20072	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-2

LEHMLMT 20076	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-6

LEHMLMT 20077	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-7

LEHMLMT 20078	LEHMAN MORTGAGE TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-8

LEHMLXS 20061	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-1

LEHMLXS 200610N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-10N

LEHMLXS 200611	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-11

LEHMLXS 200612N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-12N

LEHMLXS 200613	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-13

LEHMLXS 200615	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-15

LEHMLXS 200617	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-17

LEHMLXS 200618N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-18N

LEHMLXS 200619	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-19

LEHMLXS 200620	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-20

LEHMLXS 20063	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-3

LEHMLXS 20065	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-5

LEHMLXS 20067	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-7

LEHMLXS 20068	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-8

LEHMLXS 20071	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-1

LEHMLXS 200711	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-11

LEHMLXS 200712N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-12N

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
LEHMLXS 200714H	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-14H

LEHMLXS 200715N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-15N

LEHMLXS 20072N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-2N

LEHMLXS 20073	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-3

LEHMLXS 20074N	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-4N

LEHMLXS 20076	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-6

LEHMLXS 20078H	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-8H

LEHMLXS 20079	LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2007-9

LEHMSARM 200611	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-11

LEHMSARM 200612	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-12

LEHMSARM 200710	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-10

LEHMSARM 20075	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5

LEHMSARM 20077	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-7

LEHMSARM 20078	STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-8

LEHMSASCO063H	STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-3H

LEHMSASCO 2007BC2	STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-BC2

LEHMSASCO 2007BC4	STRUCTURED ASSET SECURITIES CORPORATION MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-BC4

LMT 2006-5	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-5

LMT 2006-7	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-7

LMT 2007-10	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-10

LMT 2007-4	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-4

LMT 2007-5	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-5

LMT 2007-9	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2007-9

LMT 2008-2	Lehman Mortgage Trust Mortgage Pass-Through Certificates, Series 2008-2

LUMINENT 06-3	Luminent Mortgage Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3

LUMINENT 2006-2	Luminent Mortgage Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2

LUMINENT 2006-4	Luminent Mortgage Trust 2006-4, Mortgage Pass-Through Certificates, Series 2006-4

LUMINENT 2006-5	Luminent Mortgage Trust 2006-5, Mortgage Pass-Through Certificates, Series 2006-5

LUMINENT 2006-6	Luminent Mortgage Trust 2006-6, Mortgage Pass-Through Certificates, Series 2006-6

LUMINENT 2006-7	Luminent Mortgage Trust 2006-7, Mortgage Pass-Through Certificates, Series 2006-7

LUMINENT 2007-1	Luminent Mortgage Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

LUMINENT 2007-2	Luminent Mortgage Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2

MABS 2006-AB1	MASTR Asset-Backed Securities Trust 2006-AB1, Mortgage Pass-Through Certificates, Series 2006-AB1

MABS 2006-FRE1	MASTR Asset-Backed Securities Trust 2006-FRE1, Mortgage Pass-Through Certificates, Series 2006-FRE1

MABS 2006-HE1	MASTR Asset-Backed Securities Trust 2006-HE1, Mortgage Pass-Through Certificates, Series 2006-HE1

MABS 2006-HE2	MASTR Asset-Backed Securities Trust 2006-HE2, Mortgage Pass-Through Certificates, Series 2006-HE2

MABS 2006-HE3	MASTR Asset-Backed Securities Trust 2006-HE3, Mortgage Pass-Through Certificates, Series 2006-HE3

MABS 2006-HE4	MASTR Asset-Backed Securities Trust 2006-HE4, Mortgage Pass-Through Certificates, Series 2006-HE4

MABS 2006-HE5	MASTR Asset-Backed Securities Trust 2006-HE5, Mortgage Pass-Through Certificates, Series 2006-HE5

MABS 2006-WMC1	MASTR Asset-Backed Securities Trust 2006-WMC1, Mortgage Pass-Through Certificates, Series 2006-WMC1

MABS 2006-WMC2	MASTR Asset-Backed Securities Trust 2006-WMC2, Mortgage Pass-Through Certificates, Series 2006-WMC2

MABS 2006-WMC3	MASTR Asset-Backed Securities Trust 2006-WMC3, Mortgage Pass-Through Certificates, Series 2006-WMC3

MABS 2006-WMC4	MASTR Asset-Backed Securities Trust 2006-WMC4, Mortgage Pass-Through Certificates, Series 2006-WMC4

MABS 2007-HE1	MASTR Asset-Backed Securities Trust 2007-HE1, Mortgage Pass-Through Certificates, Series 2007-HE1

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
MABS 2007-HE2	MASTR Asset-Backed Securities Trust 2007-HE2, Mortgage Pass-Through Certificates, Series 2007-HE2

MABS 2007-WMC1	MASTR Asset-Backed Securities Trust 2007-WMC1, Mortgage Pass-Through Certificates, Series 2007-WMC1

MAD2015-11MD	MAD 2015-11MD Mortgage Trust, Commercial Mortgage Pass-Through Certificates

MALT 2006-1	MASTR Alternative Loan Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

MALT 2006-2	MASTR Alternative Loan Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2

MALT 2006-3	MASTR Alternative Loan Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3

MALT 2007-1	MASTR Alternative Loan Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

MALT 2007-HF1	MASTR Alternative Loan Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1

MANA 2007-A1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A1

MANA 2007-A2	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A2

MANA 2007-A3	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-A3

MANA 2007-AF1 (I)	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-AF1-I

MANA 2007-AF1 (II)	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-AF1-II

MANA 2007-F1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-F1

MANA 2007-OAR1	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR1

MANA 2007-OAR2	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR2

MANA 2007-OAR3	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR3

MANA 2007-OAR4	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR4

MANA 2007-OAR5	Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, MANA Series 2007-OAR5

MARM 2006-2	MASTR Adjustable Rate Mortgages Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2

MARM 2006-OA1	MASTR Adjustable Rate Mortgages Trust 2006-OA1, Mortgage Pass-Through Certificates, Series 2006-OA1

MARM 2006-OA2	MASTR Adjustable Rate Mortgages Trust 2006-OA2, Mortgage Pass-Through Certificates, Series 2006-OA2

MARM 2007-1	MASTR Adjustable Rate Mortgages Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

MARM 2007-2	MASTR Adjustable Rate Mortgages Trust 2007-2, Mortgage Pass-Through Certificates, Series 2007-2

MARM 2007-3	MASTR Adjustable Rate Mortgages Trust 2007-3, Mortgage Pass-Through Certificates, Series 2007-3

MARM 2007-HF1	MASTR Adjustable Rate Mortgages Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1

MARM 2007-HF2	MASTR Adjustable Rate Mortgages Trust 2007-HF2, Mortgage Pass-Through Certificates, Series 2007-HF2

MASL 2006-1	MASTR Second Lien Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

MASTR 2006-1	MASTR Asset Securitization Trust 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

MASTR 2006-2	MASTR Asset Securitization Trust 2006-2, Mortgage Pass-Through Certificates, Series 2006-2

MASTR 2006-3	MASTR Asset Securitization Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3

MASTR 2007-1	MASTR Asset Securitization Trust 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

MLCC 2006-1	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1 Mortgage Pass-Through Certificates

MLCC 2006-2	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-2 Mortgage Pass-Through Certificates

MLCC 2006-3	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-3 Mortgage Pass-Through Certificates

MLCC 2007-1	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-1 Mortgage Pass-Through Certificates

MLCC 2007-2	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-2 Mortgage Pass-Through Certificates

MLCC 2007-3	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3 Mortgage Pass-Through Certificates

MLMBS 2007-1	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-1

MLMBS 2007-2	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2

MLMBS 2007-3	Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-3

MLMI 2006-A1	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A1

MLMI 2006-A2	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A2

MLMI 2006-A3	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A3

MLMI 2006-A4	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-A4

MLMI 2006-AF1	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF1

MLMI 2006-AF2 (I)	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF2-I

MLMI 2006-AF2 (II)	Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, MLMI Series 2006-AF2-II

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
MLMI 2006-F1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-F1

MLMI 2006FM1	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-FM1

MLMI 2006-HE1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-HE1

MLMI 2006HE2	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-HE2

MLMI 2006HE3	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-HE3

MLMI 2006-OPT1	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-OPT1

MLMI 2006RM1	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-RM1

MLMI 2006SL1	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-SL1

MLMI 2006SL2	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-SL2

MLMI 2006-WMC1	Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-WMC1

MLMI 2006WMC2	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-WMC2

MLMI 2007HE2	MERRILL LYNCH MORTGAGE INVESTORS TRUST, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2007-HE2

MORG 2012C5	Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates Series 2012-C5

MORG 2013C7	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 Commercial Mortgage Pass-Through Certificates Series 2013-C7

MRGN 2006HE3	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2006-HE3 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE3

MRGN 2006HE4	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2006-HE4 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE4

MRGN 2006HE5	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2006-HE5 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE5

MRGN 2006HE6	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2006-HE6 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE6

MRGN 2006HE7	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2006-HE7 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE7

MRGN 20071	MORGAN STANLEY HOME EQUITY LOAN TRUST 2007-1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-1

MRGN 2007HE2	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2007-HE2 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-HE2

MRGN 2007HE3	MORGAN STANLEY ABS CAPITAL I INC. TRUST 2007-HE3 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-HE3

MSAC 2006-HE1	Morgan Stanley ABS Capital I Inc. Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1

MSAC 2006-HE2	Morgan Stanley ABS Capital I Inc. Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2

MSAC 2006-HE8	Morgan Stanley ABS Capital I Inc. Trust 2006-HE8 Mortgage Pass-Through Certificates, Series 2006-HE8

MSAC 2006-WMC1	Morgan Stanley ABS Capital I Inc. Trust 2006-WMC1 Mortgage Pass-Through Certificates, Series 2006-WMC1

MSAC 2006-WMC2	Morgan Stanley ABS Capital I Inc. Trust 2006-WMC2 Mortgage Pass-Through Certificates, Series 2006-WMC2

MSAC 2007-HE5	Morgan Stanley ABS Capital I Inc. Trust 2007-HE5 Mortgage Pass-Through Certificates, Series 2007-HE5

MSAC 2007-HE6	Morgan Stanley ABS Capital I Inc. Trust 2007-HE6 Mortgage Pass-Through Certificates, Series 2007-HE6

MSAC 2007-HE7	Morgan Stanley ABS Capital I Inc. Trust 2007-HE7 Mortgage Pass-Through Certificates, Series 2007-HE7

MSBAM 12-C6	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commercial Mortgage Pass-Through Certificates, Series 2012-C6

MSBAM 13-C8	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8

MSBAM 13-C9	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9, Commercial Mortgage Pass-Through Certificates, Series 2013-C9

MSBAM14-C19	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19, Commercial Mortgage Pass-Through Certificates, Series 2014-C19

MSBAM15-C23	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23, Commercial Mortgage Pass-Through Certificates, Series 2015-C23

MSBAM 2013-C10	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10, Commercial Mortgage Pass-Through Certificates, Series 2013-C10

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
MSBAM 2013-C11	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, Commercial Mortgage Pass-Through Certificates, Series 2013-C11

MSBAM 2013-C12	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12

MSBAM 2013-C13	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13, Commercial Mortgage Pass-Through Certificates, Series 2013-C13

MSBAM 2014-C14	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14, Commercial Mortgage Pass-Through Certificates, Series 2014-C14

MSBAM 2014-C15	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15, Commercial Mortgage Pass-Through Certificates, Series 2014-C15

MSBAM 2014C17	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 Commercial Mortgage Pass-Through Certificates Series 2014-C17

MSBAM 2015-C20	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20, Commercial Mortgage Pass-Through Certificates, Series 2015-C20

MSBAM 2015-C21	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21, Commercial Mortgage Pass-Through Certificates, Series 2015-C21

MSBAM 2015-C22	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, Commercial Mortgage Pass-Through Certificates, Series 2015-C22

MSBAM 2015-C24	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24, Commercial Mortgage Pass-Through Certificates, Series 2015-C24

MSBAM 2015-C26	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26, Commercial Mortgage Pass-Through Certificates, Series 2015-C26

MSBAM 2015-C27	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C27, Commercial Mortgage Pass-Through Certificates, Series 2015-C27

MSC 2006-IQ12	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12

MSC 2007-HQ11	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11

MSC 2007-HQ13	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13

MSC 2015-MS1	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-MS1

MSCC 11-C3	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C3

MSCC 12-C4	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4

MSCC HELOC 2007-1	Morgan Stanley Home Equity Loan Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1

MSCFG 2015-ALDR	MSCCG Trust 2015-ALDR Commercial Mortgage Pass-Through Certificates, Series 2015-ALDR

MSCI 2007-IQ15	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15

MSCI 2015-UBS8	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS8

MSM 2006-11	Morgan Stanley Mortgage Loan Trust 2006-11 Mortgage Pass-Through Certificates, Series 2006-11

MSM 2006-3AR	Morgan Stanley Mortgage Loan Trust 2006-3AR Mortgage Pass-Through Certificates, Series 2006-3AR

MSM 2006-5AR	Morgan Stanley Mortgage Loan Trust 2006-5AR Mortgage Pass-Through Certificates, Series 2006-5AR

MSM 2006-6AR	Morgan Stanley Mortgage Loan Trust 2006-6AR Mortgage Pass-Through Certificates, Series 2006-6AR

MSM 2006-7	Morgan Stanley Mortgage Loan Trust 2006-7 Mortgage Pass-Through Certificates, Series 2006-7

MSM 2006-8AR	Morgan Stanley Mortgage Loan Trust 2006-8AR Mortgage Pass-Through Certificates, Series 2006-8AR

MSM 2007-12	Morgan Stanley Mortgage Loan Trust 2007-12 Mortgage Pass-Through Certificates, Series 2007-12

MSM 2007-13	Morgan Stanley Mortgage Loan Trust 2007-13 Mortgage Pass-Through Certificates, Series 2007-13

MSM 2007-14AR	Morgan Stanley Mortgage Loan Trust 2007-14AR Mortgage Pass-Through Certificates, Series 2007-14AR

MSSTI 2007-1	Morgan Stanley Structured Trust I 2007-1 Asset-Backed Certificates, Series 2007-1

NAAC 2006-AF1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AF1

NAAC 2006-AF2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AF2

NAAC 2006-AP1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AP1

NAAC 2006-AR1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR1

NAAC 2006-AR2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR2

NAAC 2006-AR3	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR3

NAAC 2006-AR4	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-AR4

NAAC 2006-WF1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2006-WF1

NAAC 2007-1	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-1

NAAC 2007-2	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-2

NAAC 2007-3	Nomura Asset Acceptance Corporation Mortgage Pass-Through Certificates, Series 2007-3

NCMT 2008-1	National City Mortgage Capital Trust 2008-1 Mortgage Pass-Through Certificates, Series 2008-1

NEWCASTLE 2007-1	New Castle Mortgage Securities Trust 2007-1 Asset-Backed Notes, Series 2007-1

NHEL 2006-AF1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-AF1

NHEL 2006-FM1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM1

NHEL 2006-FM2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-FM2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
NHEL 2006-HE1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE1

NHEL 2006-HE2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE2

NHEL 2006-HE3	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-HE3

NHEL 2006-WF1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2006-WF1

NHEL 2007-1	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-1

NHEL 2007-2	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-2

NHEL 2007-3	Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2007-3

NRPMT 2013-1	NRP Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1

ONSLOWBAY15-1	Onslow Bay Mortgage Loan Trust 2015-1

OPTION ONE 2006-1	Option One Mortgage Loan Trust 2006-1 Asset-Backed Certificates, Series 2006-1

OPTION ONE 2006-2	Option One Mortgage Loan Trust 2006-2 Asset-Backed Certificates, Series 2006-2

OPTION ONE 2006-3	Option One Mortgage Loan Trust 2006-3 Asset-Backed Certificates, Series 2006-3

OPTION ONE 2007-1	Option One Mortgage Loan Trust 2007-1 Asset-Backed Certificates, Series 2007-1

OPTION ONE 2007-2	Option One Mortgage Loan Trust 2007-2 Asset-Backed Certificates, Series 2007-2

OPTION ONE 2007-3	Option One Mortgage Loan Trust 2007-3 Asset-Backed Certificates, Series 2007-3

OPTION ONE 2007-4	Option One Mortgage Loan Trust 2007-4 Asset-Backed Certificates, Series 2007-4

OPTION ONE 2007-5	Option One Mortgage Loan Trust 2007-5 Asset-Backed Certificates, Series 2007-5

OPTION ONE 2007-6	Option One Mortgage Loan Trust 2007-6 Asset-Backed Certificates, Series 2007-6

OPTION ONE 2007-CP1	Option One Mortgage Loan Trust 2007-CP1 Asset-Backed Certificates, Series 2007-CP1

OPTION ONE 2007-FXD1	Option One Mortgage Loan Trust 2007-FXD1 Asset-Backed Certificates, Series 2007-FXD1

OPTION ONE 2007-FXD2	Option One Mortgage Loan Trust 2007-FXD2 Asset-Backed Certificates, Series 2007-FXD2

OPTION ONE 2007-HL1	Option One Mortgage Loan Trust 2007-HL1 Asset-Backed Certificates, Series 2007-HL1

OWNIT 2006-2	OWNIT Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2006-2

PC 2006-1	People’s Financial Realty Mortgage Securities Trust Series 2006-1, Mortgage Pass-Through Certificates, Series 2006-1

PHH 2008-CIM1	PHH Mortgage Trust, Series 2008-CIM1 Mortgage-Backed Notes, Series 2008-CIM1

PHH 2008-CIM2	PHH Mortgage Trust, Series 2008-CIM2 Mortgage-Backed Notes, Series 2008-CIM2

PHHAM 2007-1	PHH Alternative Mortgage Trust, Series 2007-1, Mortgage Pass-Through Certificates, Series 2007-1

PHHAM 2007-2	PHH Alternative Mortgage Trust, Series 2007-2, Mortgage Pass-Through Certificates, Series 2007-2

PHHAM 2007-3	PHH Alternative Mortgage Trust, Series 2007-3, Mortgage Pass-Through Certificates, Series 2007-3

PRIME 2006-1	Structured Asset Mortgage Investments II Inc., Prime Mortgage Trust, Certificates, Series 2006-1

PRIME 2006-CL1	Prime Mortgage Trust 2006-CL1, Mortgage Pass-Through Certificates, Series 2006-CL1

RBSCF 2013-GSP	RBS Commercial Funding Inc. 2013-GSP Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-GSP

RBSGC 2007-B	RBSGC Mortgage Loan Trust 2007-B, Mortgage Loan Pass-Through Certificates, Series 2007-B

RENAISSANCE 2006-1	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-1

RENAISSANCE 2006-2	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-2

RENAISSANCE 2006-3	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-3

RENAISSANCE 2006-4	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2006-4

RENAISSANCE 2007-1	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-1

RENAISSANCE 2007-2	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-2

RENAISSANCE 2007-3	Renaissance Mortgage Acceptance Corp., Home Equity Loan Asset-Backed Certificates, Series 2007-3

RFCO 2006EFC1	MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-EFC1

RFCO 2006EFC2	MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-EFC2

RFCO 2006EMX1	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX1

RFCO 2006EMX2	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX2

RFCO 2006EMX3	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX3

RFCO 2006EMX4	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX4

RFCO 2006EMX5	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX5

RFCO 2006EMX6	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX6

RFCO 2006EMX7	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX7

RFCO 2006EMX8	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX8

RFCO 2006EMX9	HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-EMX9

RFCO 2006HI1	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI1

RFCO 2006HI2	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI2

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
RFCO 2006HI3	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Notes Series 2006-HI3

RFCO 2006HI4	Residential Funding Mortgage Securities II, Inc. Home Loan Trust 2006-HI4

RFCO 2006HI5	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Certificates Series 2006-HI5

RFCO 2006HSA1	Residential Funding Mortgage Securities II, Inc. Home Equity Loan Pass-Through Certificates Series 2006-HSA1

RFCO 2006HSA2	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA2

RFCO 2006HSA3	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA3

RFCO 2006HSA4	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA4

RFCO 2006HSA5	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2006-HSA5

RFCO 2006KS1	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS1

RFCO 2006KS2	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS2

RFCO 2006KS3	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS3

RFCO 2006KS4	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS4

RFCO 2006KS5	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS5

RFCO 2006KS6	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS6

RFCO 2006KS7	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS7

RFCO 2006KS8	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS8

RFCO 2006KS9	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-KS9

RFCO 2006NC1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2005-NC1

RFCO 2006NC2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-NC2

RFCO 2006NC3	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-NC3

RFCO 2006QA1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA1

RFCO 2006QA10	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA10

RFCO 2006QA11	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA11

RFCO 2006QA2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA2

RFCO 2006QA3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA3

RFCO 2006QA4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA4

RFCO 2006QA5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA5

RFCO 2006QA6	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA6

RFCO 2006QA7	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA7

RFCO 2006QA8	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA8

RFCO 2006QA9	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QA9

RFCO 2006QH1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QH1

RFCO 2006QO1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO1

RFCO 2006QO10	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO10

RFCO 2006QO2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO2

RFCO 2006QO3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO3

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
RFCO 2006QO4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO4

RFCO 2006QO5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO5

RFCO 2006QO6	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO6

RFCO 2006QO7	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO7

RFCO 2006QO8	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO8

RFCO 2006QO9	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QO9

RFCO 2006QS1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS1

RFCO 2006QS10	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS10

RFCO 2006QS11	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS11

RFCO 2006QS12	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS12

RFCO 2006QS13	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS13

RFCO 2006QS14	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS14

RFCO 2006QS15	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS15

RFCO 2006QS16	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS16

RFCO 2006QS17	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS17

RFCO 2006QS18	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS18

RFCO 2006QS2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS2

RFCO 2006QS3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS3

RFCO 2006QS4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS4

RFCO 2006QS5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS5

RFCO 2006QS6	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS6

RFCO 2006QS7	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS7

RFCO 2006QS8	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS8

RFCO 2006QS9	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-QS9

RFCO 2006RS1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS1

RFCO 2006RS2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS2

RFCO 2006RS3	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS3

RFCO 2006RS4	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS4

RFCO 2006RS5	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS5

RFCO 2006RS6	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RS6

RFCO 2006RZ1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RZ1

RFCO 2006RZ2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RZ2

RFCO 2006RZ3	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RZ3

RFCO 2006RZ4	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RZ4

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
RFCO 2006RZ5	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-RZ5

RFCO 2006S1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S1

RFCO 2006S10	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S10

RFCO 2006S11	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S11

RFCO 2006S12	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S12

RFCO 2006S2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S2

RFCO 2006S3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S3

RFCO 2006S4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S4

RFCO 2006S5	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S5

RFCO 2006S6	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S6

RFCO 2006S7	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S7

RFCO 2006S8	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S8

RFCO 2006S9	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-S9

RFCO 2006SA1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA1

RFCO 2006SA2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA2

RFCO 2006SA3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA3

RFCO 2006SA4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2006-SA4

RFCO 2006SP1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-SP1

RFCO 2006SP2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-SP2

RFCO 2006SP3	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-SP3

RFCO 2006SP4	RESIDENTAIL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2006-SP4

RFCO 2007EMX1	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-EMX1

RFCO 2007HI1	Residential Funding Mortgage Securities II, Inc. Home Loan-Backed Notes Series 2007-HI1

RFCO 2007HSA1	Residential Funding Mortgage Securities II, Inc. Home Equity Loan-Backed Certificates Series 2007-HSA1

RFCO 2007HSA2	Residential Funding Mortgage Securities II, Inc. Home Equity Loan Pass-Through Certificates Series 2007-HSA2

RFCO 2007HSA3	Residential Funding Mortgage Securities II, Inc. Home Equity Loan Pass-Through Certificates Series 2007-HSA3

RFCO 2007KS1	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-KS1

RFCO 2007KS2	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-KS2

RFCO 2007KS3	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-KS3

RFCO 2007KS4	RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-KS4

RFCO 2007QA1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QA1

RFCO 2007QA2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QA2

RFCO 2007QA3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QA3

RFCO 2007QA4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QA4

RFCO 2007QA5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QA5

RFCO 2007QH1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH1

RFCO 2007QH2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH2

RFCO 2007QH3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH3

RFCO 2007QH4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH4

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
RFCO 2007QH5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH5

RFCO 2007QH6	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH6

RFCO 2007QH7	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH7

RFCO 2007QH8	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH8

RFCO 2007QH9	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QH9

RFCO 2007QO1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QO1

RFCO 2007QO2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QO2

RFCO 2007QO3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QO3

RFCO 2007QO4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QO4

RFCO 2007QO5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QO5

RFCO 2007QS1	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS1

RFCO 2007QS10	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS10

RFCO 2007QS11	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS11

RFCO 2007QS2	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS2

RFCO 2007QS3	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS3

RFCO 2007QS4	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS4

RFCO 2007QS5	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS5

RFCO 2007QS6	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS6

RFCO 2007QS7	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS7

RFCO 2007QS8	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS8

RFCO 2007QS9	RESIDENTIAL ACCREDIT LOANS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-QS9

RFCO 2007RS1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-RS1

RFCO 2007RS2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-RS2

RFCO 2007RZ1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-RZ1

RFCO 2007S1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S1

RFCO 2007S2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S2

RFCO 2007S3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S3

RFCO 2007S4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S4

RFCO 2007S5	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S5

RFCO 2007S6	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S6

RFCO 2007S7	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S7

RFCO 2007S8	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S8

RFCO 2007S9	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-S9

RFCO 2007SA1	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA1

RFCO 2007SA2	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA2

RFCO 2007SA3	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA3

RFCO 2007SA4	Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates Series 2007-SA4

RFCO 2007SP1	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-SP1

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
RFCO 2007SP2	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-SP2

RFCO 2007SP3	RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES SERIES 2007-SP3

SABR 2006-FR1	Securitized Asset-Backed Receivables LLC Trust 2006-FR1 Mortgage Pass-Through Certificates, Series 2006-FR1

SABR 2006-FR2	Securitized Asset-Backed Receivables LLC Trust 2006-FR2 Mortgage Pass-Through Certificates, Series 2006-FR2

SABR 2006-FR3	Securitized Asset-Backed Receivables LLC Trust 2006-FR3 Mortgage Pass-Through Certificates, Series 2006-FR3

SABR 2006-HE1	Securitized Asset-Backed Receivables LLC Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1

SABR 2006-HE2	Securitized Asset-Backed Receivables LLC Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2

SABR 2006-NC1	Securitized Asset-Backed Receivables LLC Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1

SABR 2006-OP1	Securitized Asset-Backed Receivables LLC Trust 2006-OP1 Mortgage Pass-Through Certificates, Series 2006-OP1

SABR 2006-WM1	Securitized Asset-Backed Receivables LLC Trust 2006-WM1 Mortgage Pass-Through Certificates, Series 2006-WM1

SABR 2006-WM2	Securitized Asset-Backed Receivables LLC Trust 2006-WM2 Mortgage Pass-Through Certificates, Series 2006-WM2

SABR 2006-WM3	SECURITIZED ASSET BACKED RECEIVABLES LLC TRUST 2006-WM3 MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-WM3

SACO 2007-1	SACO I Trust Mortgage-Backed Certificates, Series 2007-1

SAIL 2006-1	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-1

SAIL 2006-2	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-2

SAIL 2006-3	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-3

SAIL 2006-4	Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2006-4

SAMI II 2006-AR1	Structured Asset Mortgage Investments II Trust 2006-AR1 Mortgage Pass-Through Certificates, Series 2006-AR1

SAMI II 2006-AR2	Structured Asset Mortgage Investments II Trust 2006-AR2 Mortgage Pass-Through Certificates, Series 2006-AR2

SAMI II 2006-AR3	Structured Asset Mortgage Investments II Trust 2006-AR3 Mortgage Pass-Through Certificates, Series 2006-AR3

SAMI II 2006-AR4	Structured Asset Mortgage Investments II Trust 2006-AR4 Mortgage Pass-Through Certificates, Series 2006-AR4

SAMI II 2006-AR5	Structured Asset Mortgage Investments II Trust 2006-AR5 Mortgage Pass-Through Certificates, Series 2006-AR5

SAMI II 2006-AR8	Structured Asset Mortgage Investments II Trust 2006-AR8 Mortgage Pass-Through Certificates, Series 2006-AR8

SAMI II 2007-AR1	Structured Asset Mortgage Investments II Trust 2007-AR1 Mortgage Pass-Through Certificates, Series 2007-AR1

SAMI II 2007-AR2	Structured Asset Mortgage Investments II Trust 2007-AR2 Mortgage Pass-Through Certificates, Series 2007-AR2

SAMI II 2007-AR3	Structured Asset Mortgage Investments II Trust 2007-AR3 Mortgage Pass-Through Certificates, Series 2007-AR3

SAMI II 2007-AR4	Structured Asset Mortgage Investments II Trust 2007-AR4 Mortgage Pass-Through Certificates, Series 2007-AR4

SAMI II 2007-AR5	Structured Asset Mortgage Investments II Trust 2007-AR5 Mortgage Pass-Through Certificates, Series 2007-AR5

SAMI II 2007-AR6	Structured Asset Mortgage Investments II Trust 2007-AR6 Mortgage Pass-Through Certificates, Series 2007-AR6

SAMI II 2007-AR7	Structured Asset Mortgage Investments II Trust 2007-AR7 Mortgage Pass-Through Certificates, Series 2007-AR7

SARM 2006-1	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-1

SARM 2006-2	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-2

SARM 2006-3	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-3

SARM 2006-4	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-4

SARM 2006-5	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-5

SARM 2006-6	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-6

SARM 2006-7	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-7

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
SARM 2006-8	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-8

SARM 2007-11	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-11

SARM 2007-3	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3

SARM 2007-4	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-4

SARM 2007-6	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-6

SARM 2007-9	Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-9

SASCO 2006-BC1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC1

SASCO 2006-BC2	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC2

SASCO 2006-BC3	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC3

SASCO 2006-BC5	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC5

SASCO 2006-BC6	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-BC6

SASCO 2006-OPT1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-OPT1

SASCO 2006-WF1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF1

SASCO 2006-WF2	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF2

SASCO 2006-WF3	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-WF3

SASCO 2007-BC1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-BC1

SASCO 2007-BC3	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-BC3

SASCO 2007-WF1	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-WF1

SASCO 2007-WF2	Structured Asset Securities Corporation Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-WF2

SASCO TIAA 2007-C4	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Commercial Mortgage Pass-Through Certificates, Series 2007-C4

SEMT 2011-1	Sequoia Mortgage Trust 2011-1 Mortgage Pass-Through Certificates, Series 2011-1

SEMT 2011-2	Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates, Series 2011-2

SEMT 2012-1	Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates, Series 2012-1

SEMT 2012-2	Sequoia Mortgage Trust 2012-2 Mortgage Pass-Through Certificates, Series 2012-2

SEMT 2012-3	Sequoia Mortgage Trust 2012-3 Mortgage Pass-Through Certificates, Series 2012-3

SEMT 2012-4	Sequoia Mortgage Trust 2012-4 Mortgage Pass-Through Certificates, Series 2012-4

SEMT 2012-5	Sequoia Mortgage Trust 2012-5 Mortgage Pass-Through Certificates, Series 2012-5

SEMT 2012-6	Sequoia Mortgage Trust 2012-6 Mortgage Pass-Through Certificates, Series 2012-6

SEMT 2013-1	Sequoia Mortgage Trust 2013-1 Mortgage Pass-Through Certificates, Series 2013-1

SEMT 2013-2	Sequoia Mortgage Trust 2013-2 Mortgage Pass-Through Certificates, Series 2013-2

SEMT 2013-3	Sequoia Mortgage Trust 2013-3 Mortgage Pass-Through Certificates, Series 2013-3

SEMT 2013-4	Sequoia Mortgage Trust 2013-4 Mortgage Pass-Through Certificates, Series 2013-4

SEMT 2013-5	Sequoia Mortgage Trust 2013-5

SEMT 2013-6	Sequoia Mortgage Trust 2013-6 Mortgage Pass-Through Certificates, Series 2013-6

SEMT 2013-7	Sequoia Mortgage Trust 2013-7 Mortgage Pass-Through Certificates, Series 2013-7

SEQUOIA 10H1	Sequoia Mortgage Trust 2010-H1

SEQUOIA 2006-1	Sequoia Mortgage Trust 2006-1

SEQUOIA 2007-1	Sequoia Mortgage Trust 2007-1

SEQUOIA 2007-2	Sequoia Mortgage Trust 2007-2

SEQUOIA 2007-3	Sequoia Mortgage Trust 2007-3

SEQUOIA 2007-4	Sequoia Mortgage Trust 2007-4

SGMS 2006-FRE1	SG Mortgage Securities Trust 2006-FRE1 Asset-Backed Certificates, Series 2006-FRE1

SGMS 2006-FRE2	SG Mortgage Securities Trust 2006-FRE2 Asset-Backed Certificates, Series 2006-FRE2

SGMS 2006-OPT2	SG Mortgage Securities Trust 2006-OPT2 Asset-Backed Certificates, Series 2006-OPT2

SMTS 2013-10	Sequoia Mortgage Trust 2013-10 Mortgage Pass-Through Certificates, Series 2013-10

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
SMTS 2013-11	Sequoia Mortgage Trust 2013-11 Mortgage Pass-Through Certificates, Series 2013-11

SMTS 2013-12	Sequoia Mortgage Trust 2013-12 Mortgage Pass-Through Certificates, Series 2013-12

SMTS 2013-8	Sequoia Mortgage Trust 2013-8 Mortgage Pass-Through Certificates, Series 2013-8

SMTS 2013-9	Sequoia Mortgage Trust 2013-9 Mortgage Pass-Through Certificates, Series 2013-9

SMTS 2014-1	Sequoia Mortgage Trust 2014-1 Mortgage Pass-Through Certificates, Series 2014-1

SMTS 2014-2	Sequoia Mortgage Trust 2014-2 Mortgage Pass-Through Certificates, Series 2014-2

SMTS 2014-3	Sequoia Mortgage Trust 2014-3 Mortgage Pass-Through Certificates, Series 2014-3

SMTS 2014-4	Sequoia Mortgage Trust 2014-4 Mortgage Pass-Through Certificates, Series 2014-4

SMTS 2015-1	Sequoia Mortgage Trust 2015-1 Mortgage Pass-Through Certificates, Series 2015-1

SMTS 2015-2	Sequoia Mortgage Trust 2015-2 Mortgage Pass-Through Certificates, Series 2015-2

SMTS 2015-3	Sequoia Mortgage Trust 2015-3 Mortgage Pass-Through Certificates, Series 2015-3

SMTS 2015-4	Sequoia Mortgage Trust 2015-4 Mortgage Pass-Through Certificates, Series 2015-4

SQALT 2006-1	Sequoia Alternative Loan Trust 2006-1

STARM 2007-2	STARM Mortgage Loan Trust 2007-2 Mortgage Pass-Through Certificates, Series 2007-2

STARM 2007-3	STARM Mortgage Loan Trust 2007-3 Mortgage Pass-Through Certificates, Series 2007-3

SV 2007-OPT1	Soundview Home Loan Trust 2007-OPT1 Asset-Backed Certificates, Series 2007-OPT1

SV 2007-OPT2	Soundview Home Loan Trust 2007-OPT2 Asset-Backed Certificates, Series 2007-OPT2

SV 2007-OPT3	Soundview Home Loan Trust 2007-0PT3 Asset-Backed Certificates, Series 2007-0PT3

SV 2007-OPT4	Soundview Home Loan Trust 2007-OPT4 Asset-Backed Certificates, Series 2007-OPT4

SV 2007-OPT5	Soundview Home Loan Trust 2007-OPT5 Asset-Backed Certificates, Series 2007-OPT5

WACHOVIA 2006-C23	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C23

WACHOVIA 2006-C25	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C25

WACHOVIA 2006-C26	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C26

WACHOVIA 2006-C27	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C27

WACHOVIA 2006-C28	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C28

WACHOVIA 2006-C29	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-C29

WACHOVIA 2007-30	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-30

WACHOVIA 2007-C31	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C31

WACHOVIA 2007-C32	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C32

WACHOVIA 2007-C33	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C33

WACHOVIA 2007-C34	Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-C34

WFALT 2007-PA1	Wells Fargo Alternative Loan 2007-PA1 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA1

WFALT 2007-PA2	Wells Fargo Alternative Loan 2007-PA2 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA2

WFALT 2007-PA3	Wells Fargo Alternative Loan 2007-PA3 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA3

WFALT 2007-PA4	Wells Fargo Alternative Loan 2007-PA4 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA4

WFALT 2007-PA5	Wells Fargo Alternative Loan 2007-PA5 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA5

WFALT 2007-PA6	Wells Fargo Alternative Loan 2007-PA6 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2007-PA6

WFCM 12-LC5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-LC5

WFCM 2014-LC16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC16

WFCM 2014-LC18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC18

WFCM 2015-C26	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C26

WFCM 2015-C27	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C27

WFCM 2015-C28	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C28

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
WFCM 2015-C29	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C29

WFCM 2015-C30	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C30

WFCM 2015-C31	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-C31

WFCM 2015-LC20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC20

WFCM 2015-LC22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-LC22

WFCM 2015-NXS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1

WFCM 2015-NXS2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS2

WFCM 2015-NXS3	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3

WFCM 2015-NXS4	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4

WFCM 2015-P2	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-P2

WFCM 2015-SG1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-SG1

WFCMT 2013-LC12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-LC12

WFHET 2006-1	Wells Fargo Home Equity Asset-Backed Securities 2006-1 Trust Home Equity Asset-Backed Certificates, Series 2006-1

WFHET 2006-2	Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust Home Equity Asset-Backed Certificates, Series 2006-2

WFHET 2006-3	Wells Fargo Home Equity Asset-Backed Securities 2006-3 Trust Home Equity Asset-Backed Certificates, Series 2006-3

WFHET 2007-1	Wells Fargo Home Equity Asset-Backed Securities 2007-1 Trust Home Equity Asset-Backed Certificates, Series 2007-1

WFHET 2007-2	Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust Home Equity Asset-Backed Certificates, Series 2007-2

WFHM 2007-M04	Wells Fargo Home Mortgage Asset-Backed Securities 2007-M04 Trust, Mortgage Asset-Backed Certificates

WFMBS 06-AR1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR1

WFMBS 06-AR2	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR2

WFMBS 06-AR3	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR3

WFMBS 06-AR4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR4

WFMBS 06-AR5	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR5

WFMBS 06-AR6	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR6

WFMBS 06-AR7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR7

WFMBS 06-AR8	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR8

WFMBS 2006-1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-1

WFMBS 2006-10	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-10

WFMBS 2006-11	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-11

WFMBS 2006-12	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-12

WFMBS 2006-13	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-13

WFMBS 2006-14	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-14

WFMBS 2006-15	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-15

WFMBS 2006-16	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-16

WFMBS 2006-17	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-17

WFMBS 2006-18	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-18

WFMBS 2006-19	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-19

WFMBS 2006-2	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-2

WFMBS 2006-20	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-20

WFMBS 2006-3	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-3

WFMBS 2006-4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-4

WFMBS 2006-5	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-5

WFMBS 2006-6	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-6

WFMBS 2006-7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-7

WFMBS 2006-8	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-8

WFMBS 2006-9	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-9

WFMBS 2006-AR1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR10

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
WFMBS 2006-AR11	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR11

WFMBS 2006-AR12	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates Series 2006-AR12

WFMBS 2006-AR13	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR13

WFMBS 2006-AR14	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR14

WFMBS 2006-AR15	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR15

WFMBS 2006-AR16	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR16

WFMBS 2006-AR17	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR17

WFMBS 2006-AR18	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR18

WFMBS 2006-AR19	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2006-AR19

WFMBS 2007-1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-1

WFMBS 2007-10	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-10

WFMBS 2007-11	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-11

WFMBS 2007-12	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-12

WFMBS 2007-13	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-13

WFMBS 2007-14	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-14

WFMBS 2007-15	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-15

WFMBS 2007-16	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-16

WFMBS 2007-17	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-17

WFMBS 2007-2	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-2

WFMBS 2007-3	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-3

WFMBS 2007-4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-4

WFMBS 2007-5	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-5

WFMBS 2007-6	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-6

WFMBS 2007-7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-7

WFMBS 2007-8	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-8

WFMBS 2007-9	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-9

WFMBS 2007-AR10	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR10

WFMBS 2007-AR3	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR3

WFMBS 2007-AR4	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR4

WFMBS 2007-AR5	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR5

WFMBS 2007-AR6	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR6

WFMBS 2007-AR7	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR7

WFMBS 2007-AR8	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR8

WFMBS 2007-AR9	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-AR9

WFMBS 2008-1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-1

WFMBS 2008-AR1	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-AR1

WFMBS 2008-AR2	Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2008-AR2

WFRBS 11-C5	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C5

WFRBS 12-C10	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C10

WFRBS 12-C6	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C6

WFRBS 12-C7	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C7

WFRBS 12-C8	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C8

WFRBS 12-C9	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C9

WFRBS 13-C11	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C11

WFRBS 13-C12	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C12

WFRBS 13-C13	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C13

WFRBS 13-C14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C14

WFRBS 2013-C15	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C15

WFRBS 2013-C16	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C16

WFRBS 2013-C17	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C17

WFRBS 2013-C18	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-C18

WFRBS 2013-UBS1	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2013-UBS1

WFRBS 2014-C19	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C19

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions

Deal Identifier	Long Name
WFRBS 2014-C20	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C20

WFRBS 2014-C21	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C21

WFRBS 2014-C22	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C22

WFRBS 2014-C23	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C23

WFRBS 2014-C24	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C24

WFRBS 2014-C25	RBS Commercial Funding Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-C25

WFRBS 2014-LC14	Wells Fargo Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2014-LC14

WMCMWMC20061	GE-WMC MORTGAGE SECURITIES LLC ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-1